UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of Report (Date of earliest event reported): January 10, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts             000-23904                 04-3061936
(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into a Material Definitive Agreement

      On January 10, 2005, Slade's Ferry Trust Company (the "Bank"), the wholly-owned subsidiary of Slade's Ferry Bancorp, adopted a Company-wide severance plan, the Severance Pay Plan of Slade's Ferry Bank (the "Severance Plan"), that permits the payment of severance benefits to all eligible employees of the Bank and affiliated entities (collectively, the "Company"). Employees who have an employment contract, change of control agreement, or other agreement with the Company who are covered by other programs which prove severance benefits, or by their terms exclude such persons from participating in the Severance Plan, are not eligible to participate in the Severance Plan. The Severance Plan is attached hereto as Exhibit 10.10.

      Under the Severance Plan, a participant with at least one year of service is entitled to receive severance pay if the participant's employment is terminated under circumstances constituting an "Involuntary Severance" (as defined in the Severance Plan), other than for cause, as a result of, within 12 months following or within three months prior to a Change of Control (as defined in the Severance Plan).

      Under the Severance Plan, employees are eligible to receive two weeks severance pay for each completed year of service, not to exceed twenty-six weeks. No employee who is entitled to receive benefits under the Severance Plan and is not subject to the wage and hour standards imposed under the federal Fair Labor Standards Act shall receive a severance benefit equal to less than 12 weeks salary.

      Employees with at least one year of service whose employment is terminated under circumstances constituting an Involuntary Severance but not related to a Change of Control may be eligible for severance as the Severance Plan administrator may determine.

      The receipt of any severance play under the Severance Plan is conditioned on a written release by the participant of all claims against the Company.

Item 9.01  Financial Statements and Exhibits

(c)   The following exhibit is furnished with this current report:

      Exhibit No.     Description
      -----------     -----------

        10.10         Severance Pay Plan of Slade's Ferry Bank


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ------------------------------------
                                       (Registrant)


                                       By:    /s/ Deborah A. McLaughlin
                                              -----------------------------
                                       Name:  Deborah A. McLaughlin
                                       Title: Treasurer/Vice President and
                                              Chief Financial Officer

Date: January 14, 2005


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                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   10.10        Severance Pay Plan of Slade's Ferry Bank


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